Exhibit 99.2(n)







              Consent of Ernst & Young LLP, Independent Auditors

We consent to the reference to our firm under the caption "Accountants and Legal Counsel" and to the use of our report dated February 27, 2004, in this Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (No. 333-106719) of ASA Debt Arbitrage Fund LLC.


                                                     Ernst & Young LLP


Philadelphia, Pennsylvania
March 22, 2004